UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 12, 2008

Date of Report (Date of earliest event reported)

NATIONAL CITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10074	34-1111088

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of principal executive offices)	(Zip Code)

(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
In the third quarter of 2008, the Corporation made changes to its organizational structure and management reporting in conjunction with hiring personnel to lead its corporate banking business and manage its liquidating loan portfolio. The Corporation now has five reportable segments: Retail Banking, Corporate Banking, Mortgage Banking, Asset Management, and the Exit Portfolio. National City Corporation is filing this Current Report on Form 8-K to conform the financial information included in its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Annual Report”) to the presentation reflected by this change in reporting structure. The information in this Current Report on Form 8-K does not in any way restate or revise National City’s Corporation’s net income, consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders’ equity for the years ended December 31, 2007, 2006 and 2005 or the consolidated balance sheets at December 31, 2007 and 2006.
Reference is made to Exhibits 99.1 through 99.3 to this Form 8-K, filed herewith and incorporated herein by reference, that revise the “Description of Business” section under “Item 1. Business,” the “Line of Business Results” discussion under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements under “Item 8. Financial Statements and Supplementary Data” in the 2007 Annual Report only to reflect the segment changes as described above.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Proforma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits:	99.1	Part I. Item 1. Business included in National City Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

		99.2	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations included in National City Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

		99.3	Part III. Item 8. Financial Statements and Supplementary Data included in National City Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

		23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National City Corporation
(Registrant)
Date: November 12, 2008	By:	/s/ Carlton E. Langer
Carlton E. Langer
Vice President and Assistant Secretary